Exhibit 99.1

News Release

AppFolio, Inc. Announces Third Quarter 2020 Financial Results

SANTA BARBARA, Calif., November 9, 2020 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a leading provider of cloud-based business software solutions, services, and data analytics to the real estate vertical today announced its financial results for the third quarter ended September 30, 2020.

AppFolio's operating results for the third quarter of 2020 are summarized in the tables accompanying this press release. The Company nevertheless urges investors to read its Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the "SEC") on March 2, 2020, as well as its more detailed third quarter 2020 results that will be included in the Company's Quarterly Report on Form 10-Q, which will be filed with the SEC today. These periodic report filings, together with other documents the Company files with the SEC from time to time, will be accessible on AppFolio's website, http://ir.appfolioinc.com. The limited information that follows in this press release is not adequate for making an informed investment judgment.

Divestiture of MyCase
On September 30, 2020, the Company completed its previously-announced sale of 100% of the issued and outstanding equity interests of MyCase, Inc. ("MyCase"), a California corporation and former wholly owned subsidiary of the Company that provides legal practice and case management software solutions to law firms. The Company sold MyCase to Mockingbird AcquisitionCo Inc., a Delaware corporation (“Buyer”) affiliated with funds advised by Apax Partners LLP, for $193.0 million pursuant to a Stock Purchase Agreement, dated September 7, 2020 (the “Purchase Agreement”), by and among Buyer, the Company and MyCase (the “MyCase Transaction”). In connection with the closing of the MyCase Transaction, and in accordance with the terms of the Purchase Agreement, the Company and MyCase entered into certain ancillary agreements, including relating to certain post-closing transition services to be provided by the Company to MyCase.

Financial Outlook
While we are encouraged by the results to date, we are not providing updated full year revenue guidance for fiscal year 2020.

Diluted weighted average shares are expected to be approximately 36 million for the full year.

Conference Call Information
As previously announced, the Company will host a conference call today, November 9, 2020, at 1:30 p.m. Pacific Time, 4:30 p.m. Eastern Time, to discuss its financial results. Investors are invited to submit questions to management via the Investor Q&A form located on the Investor Overview section of AppFolio's website.

To listen to the live call, participants may register in advance at http://www.directeventreg.com/registration/event/6087563. After registering, a confirmation will be sent through email, including dial-in details and unique conference call codes for entry. Registration will be open through the start of the live call. To ensure the connection of all participants, please register in advance, a minimum of 10 minutes before the start of the call. A replay of the conference call will be available at (800) 585-8367 or (416) 621-4642 for international callers. Please use conference ID: 6087563. A live and recorded webcast of the conference call will be available at http://ir.appfolioinc.com.

About AppFolio, Inc.
AppFolio offers industry-specific, cloud-based business software solutions, services, and data analytics to the real estate vertical. Today our products include AppFolio Property Manager, AppFolio Property Manager PLUS and AppFolio Investment Management. AppFolio was founded in 2006 and is headquartered in Santa Barbara, CA. Learn more at www.appfolioinc.com.

Investor Relations Contact: ir@appfolio.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “could,” “will,” “would,” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to the Company's business opportunities, the impact of the Company's strategic actions and initiatives, the impact of the COVID-19 pandemic on the Company's business, and the timing of providing updated financial guidance.

Forward-looking statements represent AppFolio's current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause the Company's actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in AppFolio's Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, which will be filed with the SEC today, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Global Market, AppFolio assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except par values)

	September 30, 2020	December 31, 2019
Assets
Current assets
Cash and cash equivalents	$144,028	$15,813
Investment securities—current	32,689	22,876
Accounts receivable, net	9,416	7,562
Prepaid expenses and other current assets	15,720	15,540
Total current assets	201,853	61,791
Investment securities—noncurrent	5,135	12,089
Property and equipment, net	26,565	14,744
Operating lease right-of-use assets	24,645	27,803
Capitalized software, net	33,543	30,023
Goodwill	56,147	58,425
Intangible assets, net	17,544	21,377
Deferred taxes	14,826	27,574
Other long-term assets	6,014	6,276
Total assets	$386,272	$260,102
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$3,591	$1,927
Accrued employee expenses	18,379	17,758
Accrued expenses	13,546	10,833
Deferred revenue	2,457	4,586
Income tax payable	13,571	—
Other current liabilities	4,607	11,139
Term loan, net—current portion	—	1,208
Total current liabilities	56,151	47,451
Operating lease liabilities	32,755	33,312
Term loan, net	—	47,375
Deferred taxes	10,130	—
Other long-term liabilities	2,720	14
Total liabilities	101,756	128,152
Stockholders’ equity:
Preferred stock, $0.0001 par value, 25,000 shares authorized and no shares issued and outstanding as of September 30, 2020 and December 31, 2019	—	—
Class A common stock, $0.0001 par value, 250,000 shares authorized as of September 30, 2020 and December 31, 2019; 18,450 and 16,923 shares issued as of September 30, 2020 and December 31, 2019, respectively; 18,031 and 16,552 shares outstanding as of September 30, 2020 and December 31, 2019, respectively	2	2
Class B common stock, $0.0001 par value, 50,000 shares authorized as of September 30, 2020 and December 31, 2019; 16,282 and 17,594 shares issued and outstanding as of September 30, 2020 and December 31, 2019, respectively	2	2
Additional paid-in capital	159,296	161,509
Accumulated other comprehensive income	90	33
Treasury stock, at cost, 419 and 371 shares of Class A common stock as of September 30, 2020 and December 31, 2019, respectively	(25,756)	(21,562)
Retained earnings (accumulated deficit)	150,882	(8,034)
Total stockholders’ equity	284,516	131,950
Total liabilities and stockholders’ equity	$386,272	$260,102

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Revenue	$84,086	$67,935	$237,624	$188,650
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	32,752	25,930	89,124	75,239
Sales and marketing	14,894	12,636	43,117	37,087
Research and product development	13,454	10,602	36,794	28,422
General and administrative	12,946	8,955	36,303	25,361
Depreciation and amortization	6,680	5,678	19,751	16,169
Total costs and operating expenses	80,726	63,801	225,089	182,278
Income from operations	3,360	4,134	12,535	6,372
Other income (expense), net	187,747	(11)	187,759	(68)
Interest expense, net	(853)	(400)	(1,909)	(1,324)
Income before provision for (benefit from) income taxes	190,254	3,723	198,385	4,980
Provision for (benefit from) income taxes	52,578	(1,255)	39,469	(26,874)
Net income	$137,676	$4,978	$158,916	$31,854

Net income per common share:
Basic	$4.01	$0.15	$4.64	$0.94
Diluted	$3.86	$0.14	$4.46	$0.90
Weighted average common shares outstanding:
Basic	34,296	34,047	34,241	33,991
Diluted	35,665	35,421	35,662	35,406

Stock-Based Compensation Expense
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$452	$334	$1,098	$1,073
Sales and marketing	367	354	1,069	904
Research and product development	474	353	1,348	1,024
General and administrative	1,803	1,151	3,293	2,430
Total stock-based compensation expense	$3,096	$2,192	$6,808	$5,431

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Cash from operating activities
Net income	$137,676	$4,978	$158,916	$31,854
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,680	5,678	19,751	16,169
Amortization of operating lease right-of-use assets	902	1,088	2,973	3,016
Deferred income taxes	36,015	(1,389)	22,878	(27,032)
Stock-based compensation	3,096	2,192	6,808	5,431
Gain on sale of business	(187,636)	—	(187,636)	—
Other	200	28	170	136
Changes in operating assets and liabilities:
Accounts receivable	2,907	(83)	(2,229)	(2,778)
Prepaid expenses and other current assets	(567)	796	(859)	(4,403)
Other assets	(213)	(125)	(320)	1,129
Accounts payable	502	82	695	270
Accrued employee expenses	1,202	(194)	1,919	486
Accrued expenses	1,397	(1,398)	5,931	(14)
Deferred revenue	283	458	815	1,039
Operating lease liabilities	(1,043)	(1,127)	(1,135)	(2,886)
Other liabilities	16,439	616	16,539	996
Net cash provided by operating activities	17,840	11,600	45,216	23,413
Cash from investing activities
Purchases of available-for-sale investments	(16,490)	(10,012)	(29,879)	(10,690)
Proceeds from sales of available-for-sale investments	—	1,000	13,942	2,750
Proceeds from maturities of available-for-sale investments	5,550	7,000	13,300	11,000
Purchases of property, equipment and intangible assets	(2,245)	(1,690)	(16,551)	(4,115)
Additions to capitalized software	(6,988)	(6,249)	(19,697)	(15,669)
Cash paid in business acquisition, net of cash acquired	—	—	—	(54,004)
Proceeds from sale of business, net of cash divested	191,427	—	191,427	—
Net cash provided by (used in) investing activities	171,254	(9,951)	152,542	(70,728)
Cash from financing activities
Proceeds from stock option exercises	73	60	402	259
Tax withholding for net share settlement	(1,269)	(790)	(10,959)	(5,541)
Payment of contingent consideration	—	—	(5,977)	—
Proceeds from issuance of debt	562	528	50,752	1,697
Principal payments on debt	(97,747)	(840)	(99,565)	(2,634)
Payment of debt issuance costs	—	—	—	(420)
Purchase of treasury stock	—	—	(4,194)	—
Net cash used in financing activities	(98,381)	(1,042)	(69,541)	(6,639)
Net increase (decrease) in cash and cash equivalents and restricted cash	90,713	607	128,217	(53,954)
Cash, cash equivalents and restricted cash
Beginning of period	53,751	19,945	16,247	74,506
End of period	$144,464	$20,552	$144,464	$20,552